Exhibit 99.1

GERALD B. BLOUCH TO RETIRE AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF INVACARE CORPORATION

ELYRIA, Ohio - July 24, 2014 - Invacare Corporation (NYSE: IVC) today announced that Gerald B. Blouch, President and Chief Executive Officer, will retire effective July 31, 2014. Mr. Blouch also will retire from his position as a member of the Board of Directors at that time. Robert K. Gudbranson, Invacare’s Senior Vice President and Chief Financial Officer, has been named interim President and Chief Executive Officer, while retaining his role as the Company’s Chief Financial Officer.

The Invacare Board of Directors will be launching a comprehensive executive search process to identify a Chief Executive Officer and will retain a leading executive recruiting firm to assist in the national search. The search will include a full review of both internal and external candidates.

“It has been a privilege to be a part of Invacare’s senior leadership team over the past 24 years, most notably as Chief Executive Officer for the past four years. My decision to retire was a difficult one, but it is the right choice for both me and for the Company. I am confident that, despite its short-term challenges, Invacare has an incredibly strong future. Its fundamental business is driven by the continued movement of consumers from acute care facilities into the homecare setting. I have full confidence in Rob Gudbranson and the senior leadership team to drive the necessary business improvements to complete the third-party certification audit, as well as turn around the core business,” said Mr. Blouch.

Mr. Blouch joined Invacare in 1990 as the Company’s Chief Financial Officer. In 1994, he became Chief Operating Officer and was responsible for the operations of all domestic and international business units. He was named President and a Director of the Company in 1996. He assumed the role of Chief Executive Officer in January 2011.

Commented Mr. Gudbranson, “I personally want to thank Gerry for his commitment to Invacare. We remain focused on completing the final third-party certification audit and demonstrating our quality systems compliance to the FDA. During this challenging time, we have three additional critical priorities, which include improving cash flow, restoring profitability in Invacare’s North America/Home Medical Equipment and Asia/Pacific businesses and working to establish a new credit facility with our banks, as our existing credit facility matures in October 2015.”

Mr. Gudbranson has served as Invacare’s Senior Vice President and Chief Financial Officer since 2008. Prior to that, Mr. Gudbranson was Vice President of Strategic Planning and Acquisitions for Lincoln Electric Holdings, Inc., a $2 billion global manufacturer of welding, brazing and soldering products. Prior to joining Lincoln Electric, he held various financial roles of increasing responsibility for Invacare including: Director, Business Development and Investor Relations; Assistant Treasurer; and European Finance Director.

Mal Mixon, Chairman of Invacare’s Board of Directors, said, “We are grateful to Gerry for his contributions to Invacare over the past 24 years. He was an integral part of building Invacare into the $1.4 billion world leader of home and long-term care medical devices. The Board will be actively searching for a successor who can take the Company to the next level. In the interim the Board has full confidence in Rob Gudbranson, who has distinguished himself as Chief Financial Officer.”

The terms of Mr. Blouch's retirement and Mr. Gudbranson’s compensation as interim President and Chief Executive Officer are detailed in a Form 8-K to be filed with the SEC on or about the date hereof.

Invacare Corporation (NYSE:IVC), headquartered in Elyria, Ohio, is the global leader in the manufacture and distribution of innovative home and long-term care medical products that promote recovery and active lifestyles. The Company has 5,400 associates and markets its products in approximately 80 countries around the world. For more information about the Company and its products, visit Invacare's website at www.invacare.com.

This press release contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Terms such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “believe” and “anticipate,” as well as similar comments, denote forward-looking statements that are subject to inherent uncertainties that are difficult to predict. Actual results and events may differ significantly from those expressed or anticipated as a result of risks and uncertainties, which include, but are not limited to, the following: compliance costs, limitations on the production and/or distribution of the Company's products, inability to bid on or win certain contracts, unabsorbed capacity utilization, including fixed costs and overhead, or other adverse effects of the FDA consent decree of injunction; any circumstances or developments that might further delay or adversely impact the results of the final, most comprehensive third-party expert certification audit or FDA inspection of the Company's quality systems at the Elyria, Ohio, facilities impacted by the FDA consent decree, including any possible requirement to perform additional remediation activities or further resultant delays in receipt of the written notification to resume operations (which could have a material adverse effect on the Company's business, financial condition, liquidity or results of operations); the failure or refusal of customers or healthcare professionals to sign verification of medical necessity (VMN) documentation or other certification forms required by the exceptions to the FDA consent decree; possible adverse effects of being leveraged, including interest rate or event of default risks, including those relating to the Company's financial covenants under its credit facility (particularly as might result from the impacts associated with the FDA consent decree); the Company's inability to satisfy its liquidity needs, including efforts to negotiate a new bank agreement, or additional costs to do so; adverse changes in government and other third-party payor reimbursement levels and practices both in the U.S. and in other countries (such as, for example, more extensive pre-payment reviews and post-payment audits by payors, or the Medicare National Competitive Bidding program; impacts of the U.S. Affordable Care Act that was enacted in 2010 (such as, for example, the impact on the Company of the excise tax on certain medical devices, which began on January 1, 2013, and the Company's ability to successfully offset such impact); legal actions, governmental enforcement actions, regulatory proceedings or the Company's failure to comply with regulatory requirements or receive regulatory clearance or approval for the Company's products or operations in the United States or abroad; product liability or warranty claims; product recalls, including more extensive recall experience than expected; exchange rate or tax rate fluctuations; inability to design, manufacture, distribute and achieve market acceptance of new products with greater functionality or lower costs or new product platforms that deliver the anticipated benefits; consolidation of health care providers; lower cost imports; uncollectible accounts receivable; difficulties in implementing/upgrading Enterprise Resource Planning systems; risks inherent in managing and operating businesses in many different foreign jurisdictions; ineffective cost reduction and restructuring efforts; delays, disruptions or excessive costs incurred in facility closures or consolidations; decreased availability or increased costs of materials which could increase the Company's costs of producing or acquiring the Company's products, including possible increases in commodity costs or freight costs; heightened vulnerability to a hostile takeover attempt arising from depressed market prices for Company shares; provisions of Ohio law or in the Company's debt agreements, shareholder rights plan or charter documents that may prevent or delay a change in control, as well as the risks described from time to time in the Company's reports as filed with the Securities and Exchange Commission. Except to the extent required by law, the

Company does not undertake and specifically declines any obligation to review or update any forward-looking statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments or otherwise.